CSFB05-5G2BBG  --  2C1

CREDIT SUISSE FIRST BOSTON
Balance	$35,210,250.00	Delay	24	WAC	6.00000	WAM	358
Coupon	5.50000	Dated	05/01/2005	NET	5.50000	WALA	2
Settle	05/31/2005	First Payment	06/25/2005

Price	1	2	3	4	5	6	7	8	9	10	11	12
	Yield	Yield	Yield	Yield	Yield	Yield	Yield	Yield	Yield	Yield	Yield	Yield
99-00.00	5.653	5.693	5.752	5.752	5.751	5.753	5.778	5.798	5.916	6.021	6.114	6.278
99-04.00	5.635	5.666	5.714	5.714	5.713	5.714	5.735	5.751	5.844	5.928	6.002	6.133
99-08.00	5.617	5.640	5.675	5.675	5.675	5.676	5.691	5.703	5.773	5.836	5.891	5.988
99-12.00	5.599	5.614	5.637	5.637	5.637	5.638	5.648	5.656	5.702	5.743	5.779	5.843
99-16.00	5.581	5.588	5.599	5.599	5.599	5.599	5.604	5.608	5.630	5.650	5.668	5.699
99-20.00	5.562	5.562	5.561	5.561	5.561	5.561	5.561	5.561	5.559	5.558	5.557	5.555
99-24.00	5.544	5.536	5.523	5.523	5.523	5.523	5.518	5.513	5.489	5.466	5.446	5.412
99-28.00	5.526	5.510	5.485	5.486	5.486	5.485	5.475	5.466	5.418	5.374	5.336	5.268
100-00.00	5.508	5.484	5.448	5.448	5.448	5.447	5.432	5.419	5.347	5.282	5.225	5.125
100-04.00	5.490	5.458	5.410	5.410	5.410	5.409	5.389	5.372	5.277	5.191	5.115	4.983
100-08.00	5.472	5.433	5.372	5.373	5.373	5.371	5.346	5.325	5.206	5.099	5.005	4.840
100-12.00	5.454	5.407	5.335	5.335	5.336	5.334	5.303	5.278	5.136	5.008	4.896	4.698
100-16.00	5.436	5.381	5.297	5.298	5.298	5.296	5.260	5.231	5.066	4.917	4.786	4.556
100-20.00	5.418	5.356	5.260	5.260	5.261	5.258	5.217	5.185	4.996	4.826	4.677	4.414
100-24.00	5.401	5.330	5.223	5.223	5.224	5.221	5.175	5.138	4.926	4.735	4.568	4.273
100-28.00	5.383	5.305	5.185	5.186	5.187	5.183	5.132	5.091	4.856	4.644	4.459	4.132
101-00.00	5.365	5.279	5.148	5.148	5.149	5.146	5.090	5.045	4.786	4.554	4.350	3.991
Spread @ Center Price	123	145	161	161	160	161	165	167	173	183	186	185
WAL	9.58	6.16	3.87	3.88	3.89	3.85	3.29	2.97	1.91	1.45	1.20	0.91
Mod Durn	6.90	4.81	3.30	3.30	3.31	3.28	2.89	2.64	1.76	1.36	1.13	0.87
Principal Window	Jun05 - Jun21	Jun05 - Jul18	Jun05 - Dec14	Jun05 - Feb15	Jun05 - Jun15	Jun05 - Aug15	Jun05 - Apr11	Jun05 - Mar10	Jun05 - Dec07	Jun05 - Apr07	Jun05 - Nov06	Jun05 - Jul06
Prepay	125 PSA	150 PSA	175 PSA	200 PSA	225 PSA	250 PSA	275 PSA	300 PSA	500 PSA	750 PSA	1000 PSA	1500 PSA
Treasury Mat 6MO 2YR 3YR 5YR 10YR 30YR
Yld 3.130 3.623 3.733 3.956 4.298 4.639

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON LLC (CSFB) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFB. CSFB is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFB makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.

CSFB05-5G2BBG -- 2C2

CREDIT SUISSE FIRST BOSTON
Balance	$23,475,750.00	Delay	24	WAC	6.00000	WAM	358
Coupon	5.50000	Dated	05/01/2005	NET	5.50000	WALA	2
Settle	05/31/2005	First Payment	06/25/2005

Price	1	2	3	4	5	6	7	8	9	10	11	12
	Yield	Yield	Yield	Yield	Yield	Yield	Yield	Yield	Yield	Yield	Yield	Yield
99-00.00	5.616	5.621	5.628	5.656	5.708	5.820	5.887	5.938	6.216	6.476	6.700	7.099
99-04.00	5.605	5.609	5.615	5.637	5.679	5.768	5.821	5.862	6.084	6.291	6.469	6.787
99-08.00	5.595	5.597	5.602	5.618	5.649	5.716	5.756	5.786	5.951	6.106	6.239	6.475
99-12.00	5.584	5.586	5.589	5.600	5.620	5.664	5.690	5.710	5.819	5.921	6.009	6.164
99-16.00	5.573	5.574	5.576	5.581	5.591	5.612	5.625	5.635	5.687	5.737	5.779	5.855
99-20.00	5.563	5.563	5.563	5.562	5.562	5.560	5.560	5.559	5.556	5.553	5.550	5.546
99-24.00	5.552	5.551	5.550	5.544	5.533	5.509	5.495	5.484	5.425	5.370	5.322	5.238
99-28.00	5.542	5.540	5.537	5.525	5.504	5.457	5.430	5.409	5.294	5.187	5.095	4.931
100-00.00	5.531	5.528	5.524	5.507	5.475	5.406	5.365	5.333	5.163	5.004	4.868	4.625
100-04.00	5.520	5.517	5.511	5.489	5.446	5.355	5.300	5.259	5.033	4.822	4.641	4.320
100-08.00	5.510	5.505	5.498	5.470	5.417	5.304	5.235	5.184	4.903	4.641	4.415	4.016
100-12.00	5.499	5.494	5.485	5.452	5.388	5.253	5.171	5.109	4.773	4.460	4.190	3.712
100-16.00	5.489	5.482	5.473	5.434	5.360	5.202	5.107	5.035	4.643	4.279	3.965	3.410
100-20.00	5.478	5.471	5.460	5.415	5.331	5.151	5.042	4.960	4.514	4.099	3.741	3.108
100-24.00	5.468	5.460	5.447	5.397	5.302	5.100	4.978	4.886	4.385	3.919	3.518	2.808
100-28.00	5.457	5.448	5.434	5.379	5.274	5.049	4.914	4.812	4.256	3.739	3.295	2.508
101-00.00	5.447	5.437	5.422	5.361	5.246	4.999	4.850	4.738	4.128	3.560	3.072	2.209
Spread @ Center Price	102	107	113	123	148	168	172	176	186	180	171	149
WAL	19.88	17.33	14.53	9.52	5.54	2.72	2.10	1.80	1.01	0.71	0.57	0.42
Mod Durn	11.76	10.84	9.67	6.75	4.30	2.42	1.92	1.66	0.95	0.68	0.55	0.41
Principal Window	Jun21 - Aug29	Jul18 - Aug27	Jul05 - May25	Jun05 - Nov22	Jun05 - Nov19	Jun05 - May11	Jun05 - Feb09	Jun05 - May08	Jun05 - Jan07	Jun05 - Jul06	Jun05 - Apr06	Jun05 - Jan06
Prepay	125 PSA	150 PSA	175 PSA	200 PSA	225 PSA	250 PSA	275 PSA	300 PSA	500 PSA	750 PSA	1000 PSA	1500 PSA
Treasury Mat 6MO 2YR 3YR 5YR 10YR 30YR
Yld 3.130 3.623 3.733 3.956 4.298 4.639

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON LLC (CSFB) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFB. CSFB is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFB makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.

CSFB05-5G2BBG -- 2C3

CREDIT SUISSE FIRST BOSTON
Balance	$10,138,000.00	Delay	24	WAC	6.00000	WAM	358
Coupon	5.50000	Dated	05/01/2005	NET	5.50000	WALA	2
Settle	05/31/2005	First Payment	06/25/2005

Price	1	2	3	4	5	6	7	8	9	10	11	12
	Yield	Yield	Yield	Yield	Yield	Yield	Yield	Yield	Yield	Yield	Yield	Yield
99-00.00	5.609	5.610	5.611	5.613	5.617	5.623	5.642	5.692	5.816	5.903	5.976	6.106
99-04.00	5.600	5.600	5.602	5.603	5.606	5.611	5.626	5.666	5.765	5.834	5.892	5.996
99-08.00	5.590	5.591	5.592	5.593	5.595	5.599	5.610	5.640	5.714	5.766	5.809	5.886
99-12.00	5.581	5.582	5.582	5.583	5.584	5.587	5.594	5.614	5.663	5.697	5.725	5.776
99-16.00	5.572	5.572	5.573	5.573	5.574	5.575	5.578	5.588	5.611	5.628	5.642	5.667
99-20.00	5.563	5.563	5.563	5.563	5.563	5.563	5.563	5.562	5.561	5.560	5.559	5.557
99-24.00	5.554	5.554	5.553	5.553	5.552	5.551	5.547	5.536	5.510	5.491	5.476	5.448
99-28.00	5.545	5.544	5.544	5.543	5.541	5.539	5.531	5.510	5.459	5.423	5.393	5.339
100-00.00	5.536	5.535	5.534	5.533	5.531	5.527	5.515	5.485	5.408	5.355	5.310	5.230
100-04.00	5.526	5.526	5.524	5.523	5.520	5.515	5.499	5.459	5.357	5.286	5.227	5.122
100-08.00	5.517	5.516	5.515	5.513	5.509	5.503	5.483	5.433	5.307	5.218	5.145	5.013
100-12.00	5.508	5.507	5.505	5.503	5.499	5.491	5.467	5.407	5.256	5.150	5.062	4.905
100-16.00	5.499	5.498	5.496	5.493	5.488	5.479	5.452	5.382	5.206	5.083	4.980	4.797
100-20.00	5.490	5.489	5.486	5.483	5.477	5.467	5.436	5.356	5.156	5.015	4.898	4.689
100-24.00	5.481	5.479	5.477	5.473	5.467	5.455	5.420	5.331	5.105	4.947	4.816	4.582
100-28.00	5.472	5.470	5.467	5.463	5.456	5.443	5.405	5.305	5.055	4.880	4.734	4.474
101-00.00	5.463	5.461	5.458	5.453	5.446	5.432	5.389	5.280	5.005	4.813	4.653	4.367
Spread @ Center Price	90	90	93	97	102	109	118	147	169	173	180	186
WAL	26.84	25.57	23.99	22.08	19.74	16.55	11.38	5.80	2.71	1.97	1.61	1.21
Mod Durn	13.69	13.39	12.97	12.41	11.63	10.39	7.86	4.83	2.45	1.83	1.50	1.14
Principal Window	Aug29 - Mar35	Aug27 - Mar35	May25 - Mar35	Nov22 - Mar35	Nov19 - Mar35	Aug15 - Mar35	Apr11 - Mar35	Mar10 - Mar35	Dec07 - Apr08	Apr07 - Jun07	Nov06 - Jan07	Jul06 - Sep06
Prepay	125 PSA	150 PSA	175 PSA	200 PSA	225 PSA	250 PSA	275 PSA	300 PSA	500 PSA	750 PSA	1000 PSA	1500 PSA
Treasury Mat 6MO 2YR 3YR 5YR 10YR 30YR Yld 3.130 3.623 3.733 3.956 4.298 4.639

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON LLC (CSFB) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFB. CSFB is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFB makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.

CSFB05-5G6BC3 -- 9S2

CREDIT SUISSE FIRST BOSTON
Balance	$31,923,000.00	Delay	24	WAC	5.48000	WAM	344
Coupon	5.00000	Dated	05/01/2005	NET	5.00000	WALA	16
Settle	05/31/2005	First Payment	06/25/2005

Price	1	2	3	4	5	6	7	8	9
	Yield	Yield	Yield	Yield	Yield	Yield	Yield	Yield	Yield
99-24.00	5.031	5.004	4.992	4.987	4.982	4.964	4.946	4.902	4.856
99-26.00	5.017	4.972	4.954	4.945	4.937	4.907	4.877	4.805	4.731
99-28.00	5.003	4.941	4.915	4.903	4.892	4.850	4.809	4.709	4.606
99-30.00	4.990	4.910	4.877	4.862	4.847	4.793	4.741	4.612	4.480
100-00.00	4.976	4.879	4.838	4.820	4.803	4.737	4.673	4.516	4.355
100-02.00	4.962	4.848	4.800	4.778	4.758	4.680	4.604	4.420	4.231
100-04.00	4.949	4.817	4.762	4.737	4.713	4.624	4.536	4.324	4.106
100-06.00	4.935	4.786	4.723	4.695	4.668	4.567	4.469	4.228	3.981
100-08.00	4.921	4.755	4.685	4.654	4.624	4.511	4.401	4.132	3.857
100-10.00	4.908	4.724	4.647	4.612	4.579	4.454	4.333	4.037	3.733
100-12.00	4.894	4.693	4.609	4.571	4.535	4.398	4.265	3.941	3.609
100-14.00	4.880	4.662	4.571	4.529	4.490	4.342	4.198	3.846	3.485
100-16.00	4.867	4.631	4.533	4.488	4.446	4.286	4.130	3.750	3.362
100-18.00	4.853	4.600	4.495	4.447	4.401	4.229	4.063	3.655	3.238
100-20.00	4.840	4.569	4.457	4.405	4.357	4.173	3.995	3.560	3.115
100-22.00	4.826	4.538	4.419	4.364	4.312	4.117	3.928	3.465	2.992
100-24.00	4.813	4.508	4.381	4.323	4.268	4.061	3.861	3.371	2.869
Spread @ Center Price	106	114	116	117	118	116	111	93	70
WAL	5.79	2.20	1.75	1.61	1.49	1.16	0.96	0.67	0.52
Mod Durn	4.55	2.00	1.62	1.50	1.39	1.10	0.92	0.65	0.50
Principal Window	Jun05 - Mar20	Jun05 - Sep10	Jun05 - Mar09	Jun05 - Oct08	Jun05 - Jun08	Jun05 - Sep07	Jun05 - Apr07	Jun05 - Sep06	Jun05 - May06
Prepay	100 PSA	200 PSA	250 PSA	275 PSA	300 PSA	400 PSA	500 PSA	750 PSA	1000 PSA
Treasury Mat 6MO 2YR 3YR 5YR 10YR 30YR
Yld 3.145 3.587 3.689 3.813 4.117 4.482

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON LLC (CSFB) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFB. CSFB is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFB makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.

CSFB05-5G6BC3 -- 9S2

CREDIT SUISSE FIRST BOSTON
Balance	$31,923,000.00	Delay	24	WAC	5.48000	WAM	344
Coupon	5.00000	Dated	05/01/2005	NET	5.00000	WALA	16
Settle	05/31/2005	First Payment	06/25/2005

Price	1	2	3	4	5	6	7	8	9
	Yield	Yield	Yield	Yield	Yield	Yield	Yield	Yield	Yield
99-24.00	5.030	5.008	4.998	4.983	4.961	4.939	4.914	4.889	4.862
99-26.00	5.015	4.980	4.963	4.939	4.903	4.866	4.826	4.784	4.739
99-28.00	5.001	4.952	4.928	4.895	4.845	4.793	4.738	4.679	4.617
99-30.00	4.987	4.924	4.893	4.851	4.787	4.720	4.649	4.575	4.496
100-00.00	4.972	4.896	4.858	4.807	4.729	4.647	4.561	4.470	4.374
100-02.00	4.958	4.868	4.823	4.763	4.671	4.575	4.473	4.366	4.252
100-04.00	4.943	4.840	4.788	4.719	4.613	4.502	4.385	4.262	4.131
100-06.00	4.929	4.812	4.753	4.675	4.555	4.430	4.297	4.158	4.010
100-08.00	4.915	4.784	4.718	4.632	4.497	4.357	4.210	4.054	3.889
100-10.00	4.900	4.756	4.684	4.588	4.439	4.285	4.122	3.950	3.768
100-12.00	4.886	4.728	4.649	4.544	4.382	4.213	4.035	3.847	3.647
100-14.00	4.872	4.700	4.614	4.500	4.324	4.141	3.947	3.743	3.527
100-16.00	4.858	4.673	4.580	4.457	4.266	4.069	3.860	3.640	3.407
100-18.00	4.843	4.645	4.545	4.413	4.209	3.997	3.773	3.537	3.286
100-20.00	4.829	4.617	4.511	4.370	4.152	3.925	3.686	3.434	3.167
100-22.00	4.815	4.589	4.476	4.326	4.094	3.853	3.599	3.331	3.047
100-24.00	4.801	4.562	4.442	4.283	4.037	3.782	3.512	3.228	2.927
Spread @ Center Price	107	114	113	117	116	109	99	87	73
WAL	5.49	2.49	1.95	1.52	1.14	0.90	0.74	0.62	0.53
Mod Durn	4.33	2.22	1.79	1.42	1.07	0.86	0.71	0.60	0.51
Principal Window	Jun05 - Jan20	Jun05 - Mar13	Jun05 - Apr10	Jun05 - Nov08	Jun05 - Nov07	Jun05 - May07	Jun05 - Dec06	Jun05 - Sep06	Jun05 - Jul06
Prepay	6 CPR	10 CPR	12 CPR	15 CPR	20 CPR	25 CPR	30 CPR	35 CPR	40 CPR

Treasury	Mat 6MO 2YR 3YR 5YR 10YR 30YR
Yld 3.145 3.587 3.689 3.813 4.117 4.482

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON LLC (CSFB) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFB. CSFB is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFB makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.